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                                                                  Exhibit 10.91

                            INSTRUMENT OF ASSUMPTION

         INSTRUMENT OF ASSUMPTION dated as of December 15, 1999, by MIDWEST GENERATION, LLC, a Delaware limited liability company ("Purchaser"), in favor of COMMONWEALTH EDISON COMPANY, an Illinois corporation ("ComEd"), and UNICOM INVESTMENT INC., an Illinois corporation ("UII").

                              W I T N E SS E T H :

         WHEREAS, pursuant to the Asset Sale Agreement dated as of March 22, 1999 (as amended and/or assigned, the "Agreement") between Edison Mission Energy, a California corporation, and ComEd and that certain Asset Sale Agreement dated as of May 11, 1999 between ComEd and UII, ComEd and UII are concurrently herewith selling, assigning, transferring, conveying and delivering to Purchaser certain assets and properties defined in the Agreement as the Assets; and

         WHEREAS, in partial consideration for such sale, assignment, transfer, conveyance and delivery of the Assets, the Agreement requires Purchaser to perform, pay or discharge certain obligations of ComEd, which are defined in the Agreement as the Purchaser's Liabilities, by the execution and delivery to ComEd and UII of this Instrument of Assumption;

         NOW, THEREFORE, pursuant to the terms of the Agreement and for good and valuable consideration, Purchaser hereby assumes and undertakes and agrees to perform, pay or discharge in accordance with the terms and conditions thereof, all of the Purchaser's Liabilities (as defined in the Agreement).

         AND, for the consideration aforesaid, Purchaser for itself and its successors and assigns has covenanted and by this instrument does covenant with ComEd, UII and their respective successors and assigns that Purchaser and its successors and assigns will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, transfers, assignments and conveyances, powers of attorney and assurances for the better assuming from ComEd, UII and their respective successors and assigns all of the Purchaser's Liabilities as ComEd, UII and their respective successors or assigns shall reasonably require.

         Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Agreement.


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         This Instrument of Assumption shall inure to the benefit of and be binding upon the successors and assigns of ComEd and UII and the successors and assigns of Purchaser.


                                       MIDWEST GENERATION, LLC

                                       By:   /s/ Georgia Nelson
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